UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	September 1, 2019 — February 29, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Focused Equity Fund*

Semiannual report
2 | 29 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Focused Equity
Fund

Semiannual report
2 | 29 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 6, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. In late February, as COVID-19, the disease caused by the coronavirus, spread into regions beyond China, global stock markets began to experience significant declines and turbulence. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows. Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence, including emergency interest-rate cuts.

Markets are working to assess the economic impact of the disease and the public health measures taken in response to it. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

As of June 24, 2019, the S&P 500 Index (an unmanaged index of common stock performance) replaced the MSCI World Industrials Index (ND) (a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector) as the benchmark for this fund because, in Putnam Management, LLC’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally will be held by the fund.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Focused Equity Fund

Dan, the fund has a relatively new investment approach. Could you provide a review?

Previously, this was a sector fund, investing mainly in stocks of companies in the industrials complex. In June 2019, the fund became Putnam Focused Equity Fund, featuring a more concentrated portfolio of stocks across a range of industries. We leverage Putnam’s expansive global research resources in managing the fund, and our portfolio now typically has fewer than 30 stocks.

A notable feature of our approach is that we strive for asymmetric risk/reward profiles. That is, we look for stocks that we believe offer upside potential that is greater than their downside risk. Our goal is to protect capital during market drawdowns by investing in stocks that we believe have multiple catalysts to drive returns. In addition to conducting rigorous fundamental research of companies, we also consider investor sentiment — taking advantage of stock price declines that are driven by investor psychology rather than the fundamental strength of a business.

Focused Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/29/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Focused Equity Fund

Let’s turn to the reporting period we are covering in this report. How was the investing environment for U.S. stocks?

The period began in September 2019, when global stocks posted gains despite ongoing challenges such as the U.S.–China trade war and a slowdown in growth for many economies. These issues caused bouts of market volatility through the end of 2019, but stocks continued to rally and posted solid gains for the 2019 calendar year.

After a relatively calm start to 2020, market conditions changed dramatically in February, the final month of the reporting period. The global spread of COVID-19, the disease caused by the coronavirus, led to significant market volatility and losses across markets worldwide. Also contributing to losses was a breakdown in Saudi Arabia–Russia oil output negotiations, which caused oil prices to plummet. In late February, all three major U.S. equity indexes delivered their worst weekly performance since the 2008 global financial crisis. Shortly after the close of the period, in mid-March, the indexes had fallen into bear market territory, defined as a 20% drop from a previous high.

How did the fund perform in this environment?

For the six-month reporting period, the fund returned –1.79%, underperforming its benchmarks, the S&P 500 Index and the MSCI World Industrials [ND] — S&P 500 Linked Benchmark, which both returned 1.92%. These results were mostly attributable to our bias toward higher-quality, positive earnings momentum stocks, which had delivered considerable outperformance in earlier periods, but fell out of favor in this recent period.

What were some stocks that detracted from performance for the period?

Our greatest detractor from performance was Live Nation Entertainment, which promotes live events, operates entertainment venues, and sells tickets online for events worldwide.

The company also offers ticketing services for arenas, stadiums, and professional sports leagues. Much like the stocks of many travel companies, Live Nation came under pronounced selling pressure in light of coronavirus concerns. We believe the impact on cash flows may already be reflected in the stock’s valuation. Once coronavirus anxiety peaks, we believe the stock can recover, based on Live Nation’s dominant market position and superior unit economics.

Two other major detractors from performance were Okta and PayPal Holdings. Okta is a software-as-a-service company that specializes in cloud identity management. It provides businesses with technology to automate and modernize access to various business systems and applications, with a focus on data security. PayPal enables businesses and individuals to electronically transfer money, and has benefited from the rapid adoption of digital payments. By the close of the period, PayPal was no longer in the portfolio.

Both Okta and PayPal have delivered high-quality earnings along with market-leading growth, but their stocks were pressured during the period as investors moved away from these types of momentum growth companies.

What were some holdings that contributed to performance for the period?

Among the top contributors was NextEra Energy, a utility that had an accelerating cash flow trajectory thanks to better-than-expected demand for wind and solar power. Also beneficial was the company’s position as the preeminent “green utility” because demand for environmentally responsible investments has grown significantly.

Focused Equity Fund 5

Another key contributor was our position in Apollo Global Management, an alternative asset manager that specializes in buying distressed businesses and debt. We observed several catalysts to unlock value in this stock, among them was our expectation that the company would post better-than-expected earnings and distributions thanks to low interest rates. We also believed that the company would benefit from a healthy fundraising environment as institutional investors continued to diversify away from traditional investments into alternatives.

Another portfolio highlight was our investment in TransDigm Group, a maker and supplier of aerospace components and systems. The stock advanced as TransDigm began to integrate its acquisition of Esterline Technologies. Within the commercial aerospace and military end markets, TransDigm currently has limited competition in its core after-market business, and the company also generates significant free cash flow.

What role did derivatives play in the fund’s performance?

On occasion, we use purchased and written options to manage downside risk. These investments detracted from performance during the period.

What is your outlook for the coming months?

At the close of the period, financial markets worldwide were experiencing significant declines and turbulence. The COVID-19 pandemic was delivering multiple market shocks and a considerable amount of uncertainty, leading to rising levels of fear among investors. In this environment, as always, we remain focused on our long-term objectives while carefully monitoring risks. We seek to take advantage of attractively priced stocks, and we continue to have a bias toward lower-volatility, higher-quality companies, especially given the macroeconomic uncertainties.

Thank you, Dan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Focused Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	13.28%	207.69%	11.90%	46.39%	7.92%	25.07%	7.74%	2.12%	–1.79%
After sales charge	12.68	190.00	11.23	37.97	6.65	17.88	5.64	–3.75	–7.43
Class B (12/18/08)
Before CDSC	12.69	190.04	11.24	41.01	7.11	22.28	6.93	1.34	–2.16
After CDSC	12.69	190.04	11.24	39.01	6.81	19.28	6.05	–3.61	–6.94
Class C (12/18/08)
Before CDSC	12.53	185.51	11.06	41.03	7.12	22.31	6.94	1.34	–2.16
After CDSC	12.53	185.51	11.06	41.03	7.12	22.31	6.94	0.35	–3.12
Class R (12/18/08)
Net asset value	13.02	200.49	11.63	44.56	7.65	24.16	7.48	1.85	–1.90
Class R6 (05/22/18)
Net asset value	13.60	216.33	12.21	48.61	8.24	26.36	8.11	2.52	–1.62
Class Y (12/18/08)
Net asset value	13.57	215.48	12.18	48.21	8.19	26.02	8.01	2.33	–1.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Focused Equity Fund 7

Comparative index returns For periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	13.74%	229.18%	12.65%	55.49%	9.23%	32.62%	9.87%	8.19%	1.92%
MSCI World
Industrials (ND) —
S&P 500 Linked	10.93	148.02	9.51	37.55	6.58	22.74	7.07	5.52	1.92
Benchmark*

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

As of June 24, 2019, the S&P 500 Index (an unmanaged index of common stock performance) replaced the MSCI World Industrials Index (ND) (a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector) as the benchmark for this fund because, in Putnam Management, LLC’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally will be held by the fund.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

Fund price and distribution information For the six-month period ended 2/29/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	—		—	—	—	—	—
Capital gains
Long-term gains	$0.485		$0.485	$0.485	$0.485	$0.485	$0.485
Short-term gains	—		—	—	—	—	—
Total	$0.485		$0.485	$0.485	$0.485	$0.485	$0.485
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/19	$21.69	$23.01	$20.24	$20.27	$21.41	$22.05	$22.00
2/29/20	20.85	22.12	19.35	19.38	20.55	21.24	21.18

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Focused Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	11.46%	139.19%	9.11%	23.92%	4.38%	4.36%	1.43%	–14.97%	–16.47%
After sales charge	10.88	125.44	8.47	16.79	3.15	–1.64	–0.55	–19.86	–21.28
Class B (12/18/08)
Before CDSC	10.89	125.65	8.48	19.41	3.61	2.05	0.68	–15.59	–16.77
After CDSC	10.89	125.65	8.48	17.49	3.28	–0.58	–0.19	–19.72	–20.84
Class C (12/18/08)
Before CDSC	10.73	122.00	8.30	19.32	3.60	1.99	0.66	–15.62	–16.80
After CDSC	10.73	122.00	8.30	19.32	3.60	1.99	0.66	–16.44	–17.61
Class R (12/18/08)
Net asset value	11.20	133.67	8.86	22.33	4.11	3.55	1.17	–15.20	–16.60
Class R6 (05/22/18)
Net asset value	11.78	146.09	9.42	25.87	4.71	5.46	1.79	–14.61	–16.29
Class Y (12/18/08)
Net asset value	11.74	145.30	9.39	25.47	4.64	5.12	1.68	–14.77	–16.38

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/19*†	1.28%	2.03%	2.03%	1.53%	0.86%	1.03%
Total annual operating expenses for the
fiscal year ended 8/31/19†	1.37%	2.12%	2.12%	1.62%	0.95%	1.12%
Annualized expense ratio for the
six-month period ended 2/29/20‡	1.32%	2.07%	2.07%	1.57%	0.87%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

† Restated to reflect current fees.

‡ Includes one-time annualized merger costs of 0.13%.

Focused Equity Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/19 to 2/29/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.51	$10.18	$10.18	$7.73	$4.29	$5.28
Ending value (after expenses)	$982.10	$978.40	$978.40	$981.00	$983.80	$983.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/20, use the following calculation method. To find the value of your investment on 9/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.62	$10.37	$10.37	$7.87	$4.37	$5.37
Ending value (after expenses)	$1,018.30	$1,014.57	$1,014.57	$1,017.06	$1,020.54	$1,019.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Focused Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited number of issuers or sectors and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Focused Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI World Industrials (ND) — S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019, and performance of the S&P 500 Index from June 24, 2019, and thereafter.

12 Focused Equity Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2020, Putnam employees had approximately $449,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Focused Equity Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Focused Equity Fund

The fund’s portfolio 2/29/20 (Unaudited)

COMMON STOCKS (100.0%)*	Shares	Value
Aerospace and defense (10.3%)
Raytheon Co.	37,721	$7,112,672
TransDigm Group, Inc.	15,921	8,880,893
		15,993,565
Beverages (4.4%)
Constellation Brands, Inc. Class A	39,961	6,888,477
		6,888,477
Capital markets (12.2%)
Apollo Global Management, Inc.	185,831	7,741,719
Goldman Sachs Group, Inc. (The)	25,538	5,127,264
Raymond James Financial, Inc.	73,013	6,106,077
		18,975,060
Commercial services and supplies (4.8%)
Waste Connections, Inc.	78,031	7,529,211
		7,529,211
Electric utilities (4.7%)
NextEra Energy, Inc.	29,053	7,343,436
		7,343,436
Entertainment (4.5%)
Live Nation Entertainment, Inc. †	115,630	7,026,835
		7,026,835
Food and staples retail (1.7%)
Walmart, Inc.	25,140	2,707,075
		2,707,075
Health-care equipment and supplies (4.5%)
Danaher Corp.	48,650	7,033,817
		7,033,817
Industrial conglomerates (7.2%)
Honeywell International, Inc.	47,860	7,761,456
Roper Technologies, Inc.	9,950	3,499,415
		11,260,871
Insurance (3.0%)
Allstate Corp. (The)	44,958	4,731,830
		4,731,830
Interactive media and services (2.8%)
Alphabet, Inc. Class C †	3,210	4,299,249
		4,299,249
Internet and direct marketing retail (7.4%)
Amazon.com, Inc. †	6,112	11,513,480
		11,513,480
IT Services (4.9%)
Okta, Inc. †	13,346	1,709,089
Visa, Inc. Class A	32,544	5,915,197
		7,624,286
Oil, gas, and consumable fuels (—%)
Cenovus Energy, Inc. (Canada)	6	44
		44
Pharmaceuticals (1.8%)
Merck & Co., Inc.	37,402	2,863,497
		2,863,497

Focused Equity Fund 15

COMMON STOCKS (100.0%)* cont.	Shares	Value
Road and rail (4.6%)
Union Pacific Corp.	44,467	$7,106,271
		7,106,271
Semiconductors and semiconductor equipment (3.1%)
NXP Semiconductors NV	42,353	4,815,113
		4,815,113
Software (9.2%)
Microsoft Corp.	88,230	14,294,142
		14,294,142
Technology hardware, storage, and peripherals (8.9%)
Apple, Inc.	33,287	9,099,334
Xerox Holdings Corp.	145,684	4,691,027
		13,790,361
Total common stocks (cost $151,901,241)		$155,796,620

SHORT-TERM INVESTMENTS (1.4%)*	Shares	Value
Putnam Short Term Investment Fund 1.74% L	2,187,452	$2,187,452
Total short-term investments (cost $2,187,452)		$2,187,452

TOTAL INVESTMENTS
Total investments (cost $154,088,693)	$157,984,072

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $155,848,476.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $7,889 to cover certain derivative contracts.

FORWARD CURRENCY CONTRACTS at 2/29/20 (aggregate face value $499,221) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	British Pound	Buy	3/18/20	$493,198	$499,221	$(6,023)
Unrealized appreciation						—
Unrealized (depreciation)						(6,023)
Total						$(6,023)

* The exchange currency for all contracts listed is the United States Dollar.

16 Focused Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$11,326,084	$—	$—
Consumer discretionary	11,513,480	—	—
Consumer staples	9,595,552	—	—
Energy	44	—	—
Financials	23,706,890	—	—
Health care	9,897,314	—	—
Industrials	41,889,918	—	—
Information technology	40,523,902	—	—
Utilities	7,343,436	—	—
Total common stocks	155,796,620	—	—

Short-term investments	2,187,452	—	—
Totals by level	$157,984,072	$—	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(6,023)	$—
Totals by level	$—	$(6,023)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 17

Statement of assets and liabilities 2/29/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $151,901,241)	$155,796,620
Affiliated issuers (identified cost $2,187,452) (Notes 1 and 5)	2,187,452
Dividends, interest and other receivables	289,527
Foreign tax reclaim	36,347
Receivable for shares of the fund sold	164,066
Prepaid assets	58,711
Total assets	158,532,723

LIABILITIES
Payable to custodian	609
Payable for shares of the fund repurchased	2,064,325
Payable for compensation of Manager (Note 2)	109,794
Payable for custodian fees (Note 2)	28,235
Payable for investor servicing fees (Note 2)	68,840
Payable for Trustee compensation and expenses (Note 2)	95,901
Payable for administrative services (Note 2)	566
Payable for distribution fees (Note 2)	68,663
Unrealized depreciation on forward currency contracts (Note 1)	6,023
Other accrued expenses	241,291
Total liabilities	2,684,247

Net assets	$155,848,476

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$237,015,508
Total distributable earnings (Note 1)	(81,167,032)
Total — Representing net assets applicable to capital shares outstanding	$155,848,476

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($107,004,781 divided by 5,133,209 shares)	$20.85
Offering price per class A share (100/94.25 of $20.85)*	$22.12
Net asset value and offering price per class B share ($5,249,921 divided by 271,330 shares)**	$19.35
Net asset value and offering price per class C share ($12,045,330 divided by 621,555 shares)**	$19.38
Net asset value, offering price and redemption price per class R share
($4,409,719 divided by 214,585 shares)	$20.55
Net asset value, offering price and redemption price per class R6 share
($6,276,566 divided by 295,457 shares)	$21.24
Net asset value, offering price and redemption price per class Y share
($20,862,159 divided by 985,150 shares)	$21.18

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

18 Focused Equity Fund

Statement of operations Six months ended 2/29/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $3,357)	$1,626,500
Interest (including interest income of $17,754 from investments in affiliated issuers) (Note 5)	18,106
Securities lending (net of expenses) (Notes 1 and 5)	7,500
Total investment income	1,652,106

EXPENSES
Compensation of Manager (Note 2)	548,187
Investor servicing fees (Note 2)	211,422
Custodian fees (Note 2)	5,180
Trustee compensation and expenses (Note 2)	1,042
Distribution fees (Note 2)	262,257
Administrative services (Note 2)	2,760
Other	220,767
Fees waived and reimbursed by Manager (Note 2)	(48,920)
Total expenses	1,202,695
Expense reduction (Note 2)	(783)
Net expenses	1,201,912

Net investment income	450,194

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,026,806
Foreign currency transactions (Note 1)	2,210
Forward currency contracts (Note 1)	220,741
Swap contracts (Note 1)	(112,788)
Written options (Note 1)	343,044
Total net realized gain	2,480,013
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(4,757,105)
Assets and liabilities in foreign currencies	506
Forward currency contracts	(223,920)
Total change in net unrealized depreciation	(4,980,519)

Net loss on investments	(2,500,506)

Net decrease in net assets resulting from operations	$(2,050,312)

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 19

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/20*	Year ended 8/31/19
Operations
Net investment income	$450,194	$615,829
Net realized gain on investments
and foreign currency transactions	2,480,013	3,504,790
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(4,980,519)	(5,062,866)
Net decrease in net assets resulting from operations	(2,050,312)	(942,247)
Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(2,501,501)	(2,564,407)
Class B	(137,650)	(277,069)
Class C	(322,174)	(819,752)
Class M	—	(8,041)
Class R	(109,778)	(15,738)
Class R6	(140,495)	(144,690)
Class Y	(630,588)	(2,307,260)
Increase (decrease) from capital share transactions
(Notes 4 and 8)	(20,556,617)	82,821,319
Total increase (decrease) in net assets	(26,449,115)	75,742,115

NET ASSETS
Beginning of period	182,297,591	106,555,476
End of period	$155,848,476	$182,297,591

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20 Focused Equity Fund

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Focused Equity Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 29, 2020**	$21.69	.06[f]	(.41)	(.35)	—	(.49)	(.49)	$20.85	(1.79)*	$107,005	.65*e,i	.28*e,f	141*
August 31, 2019	22.88	.15	.16	.31	—	(1.50)	(1.50)	21.69	3.09	116,776	1.28[e]	.68[e]	229
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
August 31, 2017	18.46	.27[f]	2.37	2.64	(.42)	(.18)	(.60)	20.50	14.67	30,609	1.28[e]	1.40[e,f]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	18.46	19.58	12,431	1.28[e,h]	.77[e,h]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	16.04	(5.02)	8,932	1.27[e]	.29[e]	179
Class B
February 29, 2020**	$20.24	(.02) [f]	(.38)	(.40)	—	(.49)	(.49)	$19.35	(2.16)*	$5,250	1.03*e,i	(.10)*e,f	141*
August 31, 2019	21.63	(.04)	.15	.11	—	(1.50)	(1.50)	20.24	2.30	6,152	2.03[e]	(.21)[e]	229
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
August 31, 2017	17.63	.10[f]	2.27	2.37	(.36)	(.18)	(.54)	19.46	13.81	4,002	2.03[e]	.52[e,f]	275
August 31, 2016	15.46	—[d]	2.82	2.82	(.07)	(.58)	(.65)	17.63	18.67	1,442	2.03[e,h]	(.02)[e,h]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	15.46	(5.72)	1,083	2.02[e]	(.43)[e]	179
Class C
February 29, 2020**	$20.27	(.02) [f]	(.38)	(.40)	—	(.49)	(.49)	$19.38	(2.16)*	$12,045	1.03*e,i	(.11)*e,f	141*
August 31, 2019	21.66	(.04)	.15	.11	—	(1.50)	(1.50)	20.27	2.29	15,011	2.03[e]	(.22)[e]	229
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
August 31, 2017	17.67	.09[f]	2.29	2.38	(.38)	(.18)	(.56)	19.49	13.80	7,218	2.03[e]	.48[e,f]	275
August 31, 2016	15.49	—[d]	2.83	2.83	(.07)	(.58)	(.65)	17.67	18.70	1,939	2.03[e,h]	(.01)[e,h]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	15.49	(5.71)	984	2.02[e]	(.43)[e]	179
Class R
February 29, 2020**	$21.41	.03[f]	(.40)	(.37)	—	(.49)	(.49)	$20.55	(1.90)*	$4,410	.78*e,i	.12*e,f	141*
August 31, 2019	22.67	.16	.08	.24	—	(1.50)	(1.50)	21.41	2.79	5,904	1.53[e]	.74[e]	229
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
August 31, 2017	18.33	.25[f,g]	2.33	2.58	(.39)	(.18)	(.57)	20.34	14.40	207	1.53[e]	1.30[e,f,g]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	18.33	19.28	116	1.53[e,h]	.41[e,h]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	15.97	(5.23)	62	1.52[e]	.05[e]	179
Class R6
February 29, 2020**	$22.05	.11[f]	(.43)	(.32)	—	(.49)	(.49)	$21.24	(1.62)*	$6,277	.43*e,i	.51*e,f	141*
August 31, 2019	23.14	.23	.18	.41	—	(1.50)	(1.50)	22.05	3.51	6,378	.87[e]	1.07[e]	229
August 31, 2018†	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293
Class Y
February 29, 2020**	$22.00	.09[f]	(.42)	(.33)	—	(.49)	(.49)	$21.18	(1.67)*	$20,862	.53*e,i	.38*e,f	141*
August 31, 2019	23.13	.16	.21	.37	—	(1.50)	(1.50)	22.00	3.33	30,518	1.03[e]	.75[e]	229
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293
August 31, 2017	18.62	.28[f]	2.43	2.71	(.45)	(.18)	(.63)	20.70	14.94	28,196	1.03[e]	1.42[e,f]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	18.62	19.91	13,042	1.03[e,h]	1.04[e,h]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	16.13	(4.80)	3,382	1.02[e]	.56[e]	179

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Focused Equity Fund	Focused Equity Fund 23

Financial highlights cont.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 29, 2020	0.03%
August 31, 2019	0.32
August 31, 2017	0.25
August 31, 2016	0.68
August 31, 2015	0.70

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

2/29/20	Per share	Percentage of average net assets
Class A	$0.06	0.25%
Class B	0.05	0.25
Class C	0.05	0.25
Class R	0.05	0.23
Class R6	0.06	0.25
Class Y	0.06	0.26

8/31/17	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class R	0.15	0.79
Class R6	—	—
Class Y	0.10	0.48

g The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

i Includes one-time merger costs which amounted to 0.07% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

24 Focused Equity Fund

Notes to financial statements 2/29/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2019 through February 29, 2020.

Putnam Focused Equity Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to June 24, 2019, the fund was known as Putnam Global Industrials Fund. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value or both) of large and midsize companies that Putnam Management believes have favorable investment potential. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

Focused Equity Fund 25

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities,

26 Focused Equity Fund

if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return

Focused Equity Fund 27

swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,023 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit

28 Focused Equity Fund

and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2019, the fund had a capital loss carryover of $86,942,649 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the June 21, 2019 merger, the fund acquired $86,942,649 in capital loss carryovers from Putnam Global Natural Resources Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
$65,251,432	$21,691,217	$86,942,649

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $155,044,363, resulting in gross unrealized appreciation and depreciation of $8,766,526 and $5,832,840, respectively, or net unrealized appreciation of $2,933,686.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

Focused Equity Fund 29

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.307% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $48,920 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$142,275	Class R	6,585
Class B	7,298	Class R6	1,644
Class C	17,300	Class Y	35,415
Class M	905	Total	$211,422

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $783 under the expense offset arrangements and no monies under the brokerage/service arrangements.

30 Focused Equity Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $122, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$145,458
Class B	1.00%	1.00%	29,848
Class C	1.00%	1.00%	70,739
ClassM *	1.00%	0.75%	2,739
Class R	1.00%	0.50%	13,473
Total			$262,257

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,597 and no monies from the sale of class A and class M shares, respectively, and received $718 and $186 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $57 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$244,930,468	$268,455,261
U.S. government securities (Long-term)	—	—
Total	$244,930,468	$268,455,261

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Focused Equity Fund 31

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	226,936	$5,042,423	392,241	$8,416,974
Shares issued in connection with
reinvestment of distributions	108,561	2,425,258	147,010	2,513,874
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	3,998,921	87,800,313
	335,497	7,467,681	4,538,172	98,731,161
Shares repurchased	(586,239)	(13,020,929)	(1,269,884)	(27,021,840)
Net increase (decrease)	(250,742)	$(5,553,248)	3,268,288	$71,709,321

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	3,376	$67,967	7,496	$151,739
Shares issued in connection with
reinvestment of distributions	6,516	135,275	17,274	277,069
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	151,569	3,109,571
	9,892	203,242	176,339	3,538,379
Shares repurchased	(42,535)	(884,325)	(72,684)	(1,431,006)
Net increase (decrease)	(32,643)	$(681,083)	103,655	$2,107,373

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	15,476	$324,881	78,530	$1,584,459
Shares issued in connection with
reinvestment of distributions	15,420	320,582	51,043	819,752
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	277,858	5,709,532
	30,896	645,463	407,431	8,113,743
Shares repurchased	(149,868)	(3,112,489)	(240,837)	(4,698,579)
Net increase (decrease)	(118,972)	$(2,467,026)	166,594	$3,415,164

32 Focused Equity Fund

	SIX MONTHS ENDED 2/29/20*		YEAR ENDED 8/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	465	$9,761	1,871	$39,149
Shares issued in connection with
reinvestment of distributions	—	—	483	8,041
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	70,979	1,515,004
	465	9,761	73,333	1,562,194
Shares repurchased	(74,473)	(1,608,535)	(4,762)	(101,373)
Net increase (decrease)	(74,008)	$(1,598,774)	68,571	$1,460,821

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	31,264	$683,688	34,324	$739,443
Shares issued in connection with
reinvestment of distributions	4,254	93,724	461	7,793
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	259,314	5,623,585
	35,518	777,412	294,099	6,370,821
Shares repurchased	(96,662)	(2,117,814)	(34,449)	(741,690)
Net increase (decrease)	(61,144)	$(1,340,402)	259,650	$5,629,131

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	32,180	$747,067	207,225	$4,540,041
Shares issued in connection with
reinvestment of distributions	6,178	140,495	8,349	144,690
	38,358	887,562	215,574	4,684,731
Shares repurchased	(32,210)	(720,939)	(27,154)	(579,522)
Net increase	6,148	$166,623	188,420	$4,105,209

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	194,982	$4,343,003	695,178	$15,120,847
Shares issued in connection with
reinvestment of distributions	27,348	620,255	126,658	2,192,453
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	—	—	371,593	8,271,707
	222,330	4,963,258	1,193,429	25,585,007
Shares repurchased	(624,367)	(14,045,965)	(1,473,515)	(31,190,707)
Net decrease	(402,037)	$(9,082,707)	(280,086)	$(5,605,700)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Focused Equity Fund 33

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/19	cost	proceeds	income	of 2/29/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$5,936,125	$18,079,825	$24,015,950	$77,607	$—
Putnam Short Term
Investment Fund**	156,429	40,276,157	38,245,134	17,754	2,187,452
Total Short-term
investments	$6,092,554	$58,355,982	$62,261,084	$95,361	$2,187,452

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19.  The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty.  The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Forward currency contracts (contract amount)	$5,600,000
OTC total return swap contracts (notional)	$—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

34 Focused Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$—	Payables	$6,023
Total		$—		$6,023

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Options	contracts	Swaps	Total
Foreign exchange
contracts	$—	$220,741	$—	$220,741
Equity contracts	(263,000)	—	(112,788)	$(375,788)
Total	$(263,000)	$220,741	$(112,788)	$(155,047)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(223,920)	$(223,920)
Total	$(223,920)	$(223,920)

Note 8: Acquisition of Putnam Global Natural Resources Fund

On June 24, 2019, the fund issued 3,998,921, 151,569, 277,858, 70,979, 259,314 and 371,593 class A, class B, class C, class M, class R and class Y shares, respectively, for 5,725,658, 233,553, 419,930, 105,793, 376,999 and 533,337 class A, class B, class C, class M, class R and class Y shares of Putnam Global Natural Resources Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment goals and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Global Natural Resources Fund, with a fair value of $16,914,340 and an identified cost of $15,815,040 at June 21, 2019, and the receivable for investments as a result of the realignment of the Putnam Global Natural Resources Fund portfolio prior to the merger were the principal asset acquired by the fund. The net assets of the fund and Putnam Global Natural Resources Fund on June 21, 2019, were $77,306,826 and $112,029,712, respectively. On June 21, 2019, Putnam Global Natural Resources Fund had undistributed net investment income of $943,802, accumulated net realized (loss) of $88,502,489 and unrealized appreciation of $1,097,535. The aggregate net assets of the fund immediately following the acquisition were $189,336,538.

Assuming the acquisition had been completed on September 1, 2018, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$2,129,423
Net (loss) on investments	$(13,755,069)
Net (decrease) in net assets resulting from operations	$(11,625,636)

Focused Equity Fund 35

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Natural Resources Fund that have been included in the fund’s Statement of operations for the prior fiscal period.

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Total
Assets:
Forward currency contracts#	$—	$—
Total Assets	$—	$—
Liabilities:
Forward currency contracts#	6,023	6,023
Total Liabilities	$6,023	$6,023
Total Financial and Derivative Net Assets	$(6,023)	$(6,023)
Total collateral received (pledged)†##	$—
Net amount	$(6,023)
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: Actions by the Trustees

The Trustees of the Putnam Funds have approved a proposed plan to merge Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund into the fund. The proposed merger requires the approval of Putnam Capital Spectrum and Putnam Equity Spectrum Fund shareholders. If approved by Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund shareholders at a shareholder meeting currently scheduled to be held on April 15, 2020, the mergers would be expected to occur on or about April 27, 2020.

Note 11: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

36 Focused Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Focused Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA721 320382 4/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 29, 2020